UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)    February 7, 2011

DIRECTV HOLDINGS LLC
DIRECTV FINANCING CO., INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-106529	DIRECTV Holdings LLC - 25-1902628 DIRE
(Commission File Number)	DIRECTV Financing Co., Inc. – 59-3772785 (IRS Employer Identification No.)

2230 East Imperial Highway
El Segundo, California	90245
(Address of Principal Executive Offices)	(Zip Code)

(310) 964-5000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement

On February 7, 2011 (the “Closing Date”), DIRECTV Holdings LLC (“Borrower”), an indirect, wholly-owned subsidiary of DIRECTV, and certain of Borrower’s subsidiaries as Guarantors, including DIRECTV Financing Co., Inc., entered into a Credit Agreement (the “Credit Agreement”), with Citibank, N.A., as Administrative Agent (“Agent”), the lenders party to the Credit Agreement, Barclays Capital, as Syndication Agent, Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, The Royal Bank Of Scotland PLC and UBS AG, Stamford Branch as Co-Documentation Agents, and Citigroup Global Markets Inc., Barclays Capital, Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, RBS Securities Inc. and UBS AG, Stamford Branch as Joint Lead Arrangers and Joint Bookrunners.

The Credit Agreement provides for a $2 billion, five-year, senior unsecured revolving credit facility (the “Facility”), all of which is presently undrawn.  The amount available under the Facility is subject to increase or decrease under certain circumstances as provided for in the Credit Agreement. The Facility replaces the credit agreement dated as of April 13, 2005 among the Borrower, certain subsidiaries of the Borrower, as guarantors, the lenders party thereto and Bank of America, N.A., as administrative agent and collateral agent, which was terminated February 4, 2011.

Borrowings under the Credit Agreement currently bear interest at a rate equal to either (a) the British Bankers Association LIBOR Rate plus 1.50% per annum, or (b) for any day, a fluctuating rate per annum equal to the highest of (i) the Federal Funds Rate plus 0.50% and (ii) the rate of interest in effect for such day as publicly announced from time to time by the Administrative Agent as its “base rate" plus 0.50% per annum.  The interest rate may be increased or decreased under certain conditions.  Borrower is required to pay a commitment fee currently set at 0.30% per year on the unused commitment under the Facility, which fee is subject to increase or decrease under certain conditions.

Borrowings under the Facility will be unsecured senior obligations of the Borrower and will rank equally in right of payment with all of the Borrower’s existing and future senior debt and will rank senior in right of payment to all of the Borrower’s future subordinated debt, if any.  Obligations, as defined in the Credit Agreement, will be guaranteed (the “Guarantees”) by all of Borrower’s material existing domestic subsidiaries signatory to the Facility and by certain of its future domestic subsidiaries on a joint and several basis (the “Guarantors”).  Neither the parent company of Borrower, The DIRECTV Group, Inc., nor its parent company, DIRECTV, nor their respective subsidiaries, other than the Borrower and certain of its subsidiaries and DIRECTV Financing Co., Inc., are obligors or guarantors under the Credit Agreement. A Guarantor may be released of its obligations under the Guarantees if no Default or Event of Default shall have occurred and be continuing and such Guarantor is concurrently released from its guarantees under all of the Borrower’s Existing Senior Notes and any Additional Notes then outstanding.

The Facility requires Borrower to comply with a single financial covenant that the Consolidated Total Leverage Ratio of the Borrower and its Subsidiaries, on a consolidated basis, not be greater than 5.0:1.0 as of the last day of any fiscal quarter commencing with the fiscal quarter ending March 31, 2011.  Other covenants also apply that restrict Borrower’s or its Subsidiaries’ ability to, among other things, (i) incur liens, (ii) incur additional indebtedness, (iii) merge or consolidate with another entity, (iv) materially change the nature of its business or (v) enter into certain transactions with affiliates, in each case subject to exceptions as provided in the Credit Agreement. If Borrower fails to comply with these or other covenants, all or a portion of its borrowings could become immediately payable and the Facility could be terminated. As of the Closing Date, Borrower was in compliance with all such covenants. The Facility also provides that the borrowings may be required to be prepaid if certain change-in-control events occur.

Borrowings from the Facility may be used for general corporate purposes, which may include a distribution to DIRECTV for share repurchases and other corporate purposes.

The Credit Agreement is filed herewith as Exhibit 10.1.  The foregoing description of the Credit Agreement and its provisions is qualified in its entirety by reference to the actual agreement.  Capitalized terms not otherwise defined in this Report shall have the meaning provided in the Credit Agreement.

ITEM 9.01                      Financial Statements and Exhibits
(d)	Exhibits.

10.1
Credit Agreement dated as of February 7, 2011, by and among Borrower and certain of Borrower’s subsidiaries as Guarantors, and Citibank, N.A., as Administrative Agent, the lenders party to the Credit Agreement, Barclays Capital, as Syndication Agent, Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, The Royal Bank Of Scotland PLC and UBS AG, Stamford Branch as Co-Documentation Agents, and Citigroup Global Markets Inc., Barclays Capital, Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, RBS Securities Inc. and UBS AG, Stamford Branch as Joint Lead Arrangers and Joint Bookrunners

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DIRECTV HOLDINGS LLC
(Registrant)

Date: February 10, 2011	By:	/s/ Larry D. Hunter
	Name:	Larry D. Hunter
	Title:	Executive Vice President and General Counsel
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DIRECTV FINANCING CO., INC.
(Registrant)

Date: February 10, 2011	By:	/s/ Larry D. Hunter
	Name:	Larry D. Hunter
	Title:	Executive Vice President and General Counsel

EXHIBIT INDEX
(d)	Exhibits.

10.1
Credit Agreement dated as of February 7, 2011, by and among Borrower and certain of Borrower’s subsidiaries as Guarantors, and Citibank, N.A., as Administrative Agent, the lenders party to the Credit Agreement, Barclays Capital, as Syndication Agent, Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, The Royal Bank Of Scotland PLC and UBS AG, Stamford Branch as Co-Documentation Agents, and Citigroup Global Markets Inc., Barclays Capital, Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, RBS Securities Inc. and UBS AG, Stamford Branch as Joint Lead Arrangers and Joint Bookrunners